                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     May 2, 1996
                                                     ---------------------
                               REGIS CORPORATION
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   MINNESOTA
     --------------------------------------------------------------------
               (State or other jurisdiction of incorporation)

                  0-11230                            41-0749934
     --------------------------------    --------------------------------
         (Commission File Number)        (IRS Employer Identification No.)

          7201 Metro Boulevard, Minneapolis, MN                  55439
     -----------------------------------------------          ----------
        (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code   (612) 947-7000
                                                       ------------------

     --------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5. Other Events
- --------------------

The Board of Directors of the Registrant on May 2, 1996, approved a three-for-two stock split in the form of a 50 percent stock dividend and increased the Registrant's regular quarterly dividend to $ .02 per share on a post-split basis as set forth in the Certificate of Corporate Resolutions attached hereto as Exhibit A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGIS CORPORATION

Date: May 17, 1996                     By:     /s/  Frank E. Evangelist
                                          ------------------------------------
                                            Frank E. Evangelist
                                            Senior Vice President-Finance
                                            Chief Financial Officer

                                            Signing on behalf of the
                                            registrant and as principal
                                            accounting officer

                                 EXHIBIT INDEX

Exhibit A   Board resolution declaring stock split and dividend increase.

                                  "EXHIBIT A"

                      CERTIFICATE OF CORPORATE RESOLUTIONS
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                REGIS CORPORATION

     The undersigned Bert M. Gross certifies that he is the duly elected and acting Assistant Secretary of Regis Corporation (the "Company") and that the following resolutions were adopted on May 2, 1996, by unanimous action of the Directors of the Company:

     RESOLVED: A 3-for-2 split of the Company's shares is hereby approved, to be accomplished through a distribution of one additional share of Company stock for each two shares presently held by the shareholders of the Company, with such additional shares to be distributed by the Company's transfer agent on June 4, 1996, to shareholders of record as of May 20, 1996;

     FURTHER RESOLVED: There is hereby declared a cash dividend of two cents per share on each share of the Company's stock, including the additional shares to be issued pursuant to the preceding resolution, payable on June 4, 1996, to shareholders of record on May 20,1996.

     I further certify that the foregoing resolutions were duly adopted, have not been modified or rescinded, and are presently in full force and effect.

     Date:  May 13, 1996.

                                       By:          /s/  Bert M. Gross
                                          ------------------------------------
                                           Bert M. Gross, Assistant Secretary
                                           Regis Corporation